UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  March 20, 2018

GREAT SOUTHERN BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File Number	I.R.S. Employer Identification No.)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (417) 887-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

Great Southern Bank (the "Bank"), a wholly-owned subsidiary of Great Southern Bancorp, Inc. (the "Company"), announced that it has entered into a purchase and assumption agreement to sell its deposit accounts and all four of its branches in the Omaha, Neb., metropolitan market to Lincoln, Neb.-based West Gate Bank.  Great Southern plans to maintain a Commercial Loan Office in the Omaha market.

Pursuant to the purchase and assumption agreement, the Bank will sell branch deposits of approximately $58 million and sell substantially all branch-related real estate, fixed assets and ATMs.  The Bank will receive a premium based on specified percentages of deposit categories, with an agreed upon minimum premium amount.

The transaction is expected to close in July 2018, pending regulatory approval and other customary closing conditions. Subject to deposit balances at the time of closing, the Company estimates that it will record a pre-tax gain of approximately $6.5–$7.0 million, or $0.35–$0.38 (after tax) per diluted share, based on the expected deposit premium and sales price of the branch assets.   As a result of this transaction, the Company expects that non-interest income will decrease by $300,000–$350,000 annually, non-interest expense will decrease by $1.1–$1.2 million annually, and interest expense will increase by $300,000–$350,000 annually (based on current interest rates for non-deposit funds).

Omaha-area branches to be sold:

▪	9775 Q Street, Omaha, NE 68127
▪	1004 Cornhusker Road, Bellevue, NE 68123
▪	1020 S 179th Court, Omaha, NE 68118
▪	101 N 14th Street, Fort Calhoun, NE 68023

Forward-Looking Statements
          When used in this Current Report on Form 8-K and in other documents filed or furnished by the Company with the Securities and Exchange Commission (the "SEC"), in the Company's press releases or other public or stockholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "expects," "is expected to," "estimates," "will likely result," "will continue," "is anticipated," "projects," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties, including, among other things, (i) the possibility that the amounts of any pre-tax gain and the changes in non-interest income, non-interest expense and interest expense actually resulting from the Bank's pending transaction with West Gate Bank might be materially different from the estimated amounts set forth in this report; (ii) the possibility that the requisite regulatory approval for the Bank's pending transaction with West Gate Bank might not be obtained, or may take longer to obtain than expected; (iii) the possibility that the actual reduction in the Company's effective tax rate expected to result from H.R.1, originally known as the "Tax Cuts and Jobs Act," (the "Tax Reform Legislation") might be different from the reduction estimated by the Company; (iv) expected revenues, cost savings, earnings accretion, synergies and other benefits from the Company's  merger and acquisition activities  might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (v) changes in economic conditions, either nationally or in the Company's market areas; (vi) fluctuations in interest rates; (vii) the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (viii) the possibility of other-than-temporary impairments of securities held in the Company's securities portfolio; (ix) the Company's ability to access cost-effective funding; (x) fluctuations in real estate values and both residential and commercial real estate market conditions; (xi) demand for loans and deposits in the Company's market areas; (xii) the ability to adapt successfully to technological changes to meet customers' needs and developments in the marketplace; (xiii) the possibility that security measures implemented might not be sufficient to mitigate the risk of a cyber attack or cyber theft, and that such security measures might not protect against systems failures or interruptions; (xiv) legislative or regulatory changes that adversely affect the Company's business, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and its implementing regulations, the overdraft protection regulations and customers' responses thereto and the Tax Reform Legislation; (xv) changes in accounting principles, policies or guidelines; (xvi) monetary and fiscal policies of the Board of Governors of the Federal Reserve System and the U.S. Government and other governmental initiatives affecting the financial services industry; (xvii) results of examinations of the Company and the Bank by their regulators, including the possibility that the regulators may, among other things, require the Company to limit its business activities, changes its business mix, increase its allowance for loan losses, write-down assets or increase its capital levels, or affect its ability to borrow funds or maintain or increase deposits, which could adversely affect its liquidity and earnings; (xviii) costs and effects of litigation, including settlements and judgments; and (xix) competition. The Company wishes to advise readers that the factors listed above and other risks described from time to time in documents filed or furnished by the Company with the SEC could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.
          The Company does not undertake -and specifically declines any obligation- to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date: March 20, 2018	By: /s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

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